EXHIBIT 99.1

Press Release

ZHONE AND SORRENTO ANNOUNCE EFFECTIVENESS OF REGISTRATION

STATEMENT, EARLY TERMINATION OF HSR WAITING PERIOD AND

STOCKHOLDER MEETING DATES

OAKLAND, CA, AND SAN DIEGO, CA (May 25, 2004)—Zhone Technologies, Inc. (Nasdaq: ZHNE), the first company dedicated solely to delivering the full spectrum of next-generation wireline communications equipment, and Sorrento Networks Corporation (Nasdaq: FIBR), a leading provider of access, metro and regional optical networking products, today announced that the Form S-4 Registration Statement relating to the proposed merger of the two companies has been declared effective by the Securities and Exchange Commission. Zhone and Sorrento also received notification of early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. Stockholder meetings for both Zhone and Sorrento have been scheduled for June 30, 2004, for stockholders of record as of May 25, 2004. Subject to the approval of the stockholders of both companies, Zhone and Sorrento anticipate compliance with all remaining closing conditions and for the transaction to be completed on July 1, 2004.

The proposed acquisition of Sorrento is expected to expand Zhone’s substantial customer base with the addition of some of the world’s largest cable operators, while at the same time bringing Zhone’s current customers advanced new access and transport offerings. Sorrento’s product portfolio has immediate application at both existing accounts as well as in greenfield deployments by delivering converged VoIP, broadband access, video services and transport protocols over their existing infrastructures.

The merger is designed to create a stronger market leader in the telecommunications industry. The combination is intended to enable the combined company to provide customers with integrated and comprehensive solutions made possible by the complementary nature of the product portfolios of Zhone and Sorrento.

About Zhone Technologies, Inc. (Zhone)

Zhone Technologies, Inc. (Nasdaq: ZHNE) is the first company dedicated solely to delivering the full spectrum of next-generation wireline communications equipment. The company was founded by the senior management team that grew telecommunications pioneer Ascend Communications, Inc. from its startup roots to the multi-billion-dollar company acquired by Lucent Technologies (NYSE: LU) in June 1999. Zhone’s Single Line Multi-Service architecture allows carriers to concurrently deliver voice, new premium data and video services over copper or fiber access lines. Zhone provides carriers with an elegant migration from legacy circuit-based technology to packet-based networks while substantially reducing operating costs. With deployments at over 300 carriers including among some of the world’s largest networks, Zhone has enabled carriers to reinvent their businesses. For more information about Zhone and its products, please visit the Zhone Web site at http://www.zhone.com or email info@zhone.com.

About Sorrento Networks Corporation (Sorrento)

Sorrento Networks Corporation (Nasdaq: FIBR) headquartered in San Diego, CA, makes optical networking equipment for carriers and enterprises worldwide. Sorrento’s products help customers increase profitability by improving transport efficiency and expanding the addressable market of their fiber networks. Sorrento’s customer base and market focus includes cable TV operators, telecom carriers, and service providers. Sorrento’s products are also used for storage area networking (SAN) and enterprise private networking. Additional customer, product, and financial information about Sorrento Networks can be found at www.sorrentonet.com.

Sorrento is a trademark of Sorrento Networks Corporation. Zhone, the Zhone logo, and all Zhone product names are trademarks of Zhone Technologies, Inc. Other brand and product names are trademarks of their respective holders. Copyright 2004 Zhone Technologies, Inc., and Sorrento Networks Corporation. All rights reserved.

Additional Information About the Merger

Investors and security holders are urged to read the joint proxy statement/prospectus regarding the proposed merger because it contains important information about the transaction. Investors and security holders should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. The joint proxy statement/prospectus has been filed with the Securities and Exchange Commission (SEC) by Zhone Technologies, Inc. and Sorrento Networks Corporation. Any offer of securities will only be made pursuant to the joint proxy statement/prospectus. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents filed with the SEC at the SEC’s web site at www.sec.gov. The joint proxy statement/prospectus and these other documents may also be obtained for free from Zhone Technologies, Inc. or Sorrento Networks Corporation. This is not an offer to sell securities nor the solicitation of an offer to buy securities in any state where the offer or sale is not permitted.

Zhone Technologies, Inc. and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Zhone Technologies, Inc. and Sorrento Networks Corporation with respect to the transactions contemplated by the merger agreement. Information regarding such officers and directors is included in Zhone’s Proxy Statement for its 2004 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 12, 2004. This document is available free of charge at the Securities and Exchange Commission’s web site at www.sec.gov and from Zhone by directing a request to Zhone Technologies, Inc., Attention: Investor Relations, (510) 777-7013.

Sorrento Networks Corporation and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Zhone Technologies, Inc. and Sorrento Networks Corporation with respect to the transactions contemplated by the merger agreement. Information regarding such officers and directors is included in Sorrento’s Proxy Statement for its Annual Meeting of Stockholders filed with the Securities and Exchange Commission on December 9, 2003. This document is available free of charge at the SEC’s web site at www.sec.gov and from Sorrento by directing a request to Sorrento Networks Corporation, Attention: Investor Relations, (858) 450-4934.

In addition, the officers and directors of Zhone and Sorrento may have interests in the merger, some of which may differ from, or may be in addition to, those of the stockholders of Zhone and Sorrento generally. A description of the interests that the officers and directors of Zhone and Sorrento have in the merger is included in the joint proxy statement/prospectus.

Forward-Looking Statements

Certain matters discussed in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties. Forward-looking statements in this release include, but are not limited to, the expansion of the combined company’s customer base, the ability to create a leading provider in telecommunications, the ability to provide integrated and comprehensive solutions for the combined company’s customers, prevailing market conditions, the combined company’s ability to successfully fulfill its customers’ needs and the expectation that the transaction will close on July 1, 2004. Actual results could differ materially from those projected in or contemplated by the forward-looking statements. Factors that could cause actual results to differ include the possibility that the merger may not close, the failure of the combined company to retain key employees, the failure of the combined company to manage the cost of integrating the businesses and assets of Sorrento and Zhone, general economic conditions, the pace of spending and timing of economic recovery in the telecommunications industry, the combined company’s inability to sufficiently anticipate market needs and develop products and product enhancements that achieve market acceptance, and higher than anticipated expenses the combined company may incur in future quarters. In addition, please refer to the risk factors contained in the joint proxy statement/prospectus for other important factors that could cause actual results to differ materially from those contained in the forward-looking statements.

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For more information, please visit www.sorrentonet.com or www.zhone.com or contact:

Sorrento Networks Corporation

Investors

Joe Armstrong

Sorrento Investor Contact

(858) 450-4934

jarmstrong@sorrentonet.com

Media

Paul Zalloua

Sorrento Media Contacts

(408) 328-4592

pzalloua@sorrentonet.com

Zhone Technologies, Inc.

Investors

Mariann Lackey

Tel: +1 510-777-7013

Fax: +1 510-777-7001

Email: investor-relations@zhone.com

Media

Jessica Mullens

Tel : +1 510-777-7020

Fax : +1 510-777-7001

Email: jmullens@zhone.com